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                                                                   Exhibit 10.62
                                                                Execution Copy I

                       INCARA PHARMACEUTICALS CORPORATION
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of
                                                   ---------
December 21, 2000, by and among Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), Elan International Services, Ltd., a Bermuda
                  -------
exempted limited liability company ("EIS"), and Elan Pharma International
                                     ---
Limited, an Irish private limited liability company ("EPIL").
                                                      ----

                                R E C I T A L S:

          A. Pursuant to a Securities Purchase Agreement dated as of the date hereof by and among the Company, EIS and EPIL (the "Purchase Agreement"), (i)
                                                    ------------------
EIS has acquired, or will acquire in the future, (a) certain shares of common stock, par value $0.001 per share of the Company (the "Common Stock"), (b)
                                                       ------------
Series C Convertible Exchangeable Preferred Stock of the Company (the "Series C
                                                                       --------
Preferred Stock") convertible into shares of Series B Preferred Stock of the
---------------
Company, which, in turn, is convertible into shares of Common Stock, (c) certain shares of Series B Convertible Preferred Stock of the Company (the "Series B
                                                                    --------
Preferred Stock") and (d) a warrant (the "Warrant") to purchase certain shares
---------------                           -------
of Series B Preferred Stock, and (ii) EPIL has acquired a certain note of the Company (the "Note") convertible into shares of Series B Preferred Stock. The
              ----
Common Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Warrant and the Note collectively are referred to herein as the "Securities."
                                                                 ----------

          B. The execution of the Purchase Agreement has occurred as of the date hereof and it is a condition to the closing of the transactions contemplated thereby that the parties execute and deliver this Agreement.

          C. The parties desire to set forth herein their agreement on the terms and subject to the conditions set forth herein related to the granting of certain registration rights to the Holders (as defined below) relating to the Common Stock issuable upon conversion or exercise of the Securities by such Holders.

                               A G R E E M E N T:

          The parties hereto agree as follows:

     1.   Certain Definitions. As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the U.S. Securities and Exchange Commission.
           ----------
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          "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Holders" or "Holders of Registrable Securities" shall mean EIS, EPIL
           -------      ---------------------------------
and any Person who shall have acquired Registrable Securities from EIS or EPIL as permitted herein and in the Purchase Agreement, either individually or jointly, as the case may be, in a transaction pursuant to which registration rights are transferred pursuant to Section 10 hereof.

          "Person" shall mean an individual, a partnership, a limited liability
           ------
company, company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental or quasi-governmental entity, or any department, agency or political subdivision thereof.

          "Registrable Securities" means (i) any shares of Common Stock
           ----------------------
subscribed for, (ii) any shares of Common Stock issued or issuable upon conversion or exercise of any of the other Securities; and (iii) any shares of Common Stock issued or issuable in respect of the securities referred to in clauses (i) and (ii) above, until, in the case of any such security, it is effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it; excluding in all cases, however, any Registrable Securities that may be sold under Rule 144(k) promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, and Registrable Securities sold by a Person in a transaction (including a transaction pursuant to a registration statement under this Agreement and a transaction pursuant to Rule 144 promulgated under the Securities Act) in which registration rights are not transferred pursuant to Section 10 hereof. Whenever a number or percentage of Registrable Securities is to be determined pursuant to this Agreement, each then outstanding Security that is convertible into or exercisable for shares of Common Stock will be deemed to be equal to the number of shares of Common Stock for which such Security is then so convertible or exercisable.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act.

          "Registration Expenses" shall mean all expenses, other than Selling
           ---------------------
Expenses, incurred by the Company in complying with Sections 2 or 3 hereof, including without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes and the costs, fees and expenses of any accountants, attorneys or other experts retained by the Holders.

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     2.   Demand Registrations.
          --------------------

          (a)  Requests for Registration. From and after the date hereof, any
               -------------------------
Holder or Holders who collectively hold Registrable Securities representing at least 5% of the Registrable Securities then outstanding shall have the right (subject to the limitations below) to request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or S-3 (or any successor form to Form S-1 or S-3, or any similar short-form registration statement) (each, a "Demand Registration"). The request for the Demand
                     -------------------
Registration shall specify the approximate number of Registrable Securities requested to be registered, which must have a minimum expected aggregate offering price to the public of at least U.S.$1,000,000. Within 10 days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders of Registrable Securities. The Company shall include such other Holders' Registrable Securities in such offering if they have responded affirmatively within 10 days after the receipt of the Company's notice. The Holders shall in the aggregate be permitted a total of one Demand Registration hereunder. A registration will not count as a permitted Demand Registration until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn).

          (b)  Priority on Demand Registrations. If a Demand Registration is an
               --------------------------------
underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

          (i) first, the Registrable Securities requested to be included in such registration by the Holders (if necessary, such Registrable Securities pro rata among the Holders thereof based upon the number of Registrable
     --- ----
     Securities owned by each such Holder); and

          (ii) thereafter, other securities requested to be included in such registration, as determined by the Company.

          (c)  Restrictions on Demand Registration. The Company may postpone or
               -----------------------------------
suspend for up to three months in any 12-month period the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines in good faith that such Demand Registration (i) would reasonably be expected to have a material adverse effect on (x) any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or (y) any merger, consolidation, tender offer or similar transaction or (ii) would require disclosure of any information that the board of directors of the Company reasonably and determines in good faith would be detrimental to the Company; provided, however, that in such event, the Holders initially requesting such
--------  -------
Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a permitted Demand Registration hereunder and the Company will pay any Registration Expenses in connection with such registration.

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

          (d)   Selection of Underwriters. The Holders will have the right to
                -------------------------
select the investment banker(s) and manager(s) to administer an offering pursuant to the Demand Registration, subject to the Company's prior written approval, which will not be unreasonably withheld, delayed or conditioned.

          (e)   Other Registration Rights. Except as provided in this Agreement,
                -------------------------
so long as any Holder owns any Registrable Securities, the Company will not grant to any Persons the right to require the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, which conflicts with the rights granted to the Holders hereunder, without the prior written consent of the Holders of at least 50% of the Registrable Securities.

     3.   Piggyback Registrations.
          -----------------------

          (a)   Right to Piggyback. Except with respect to any registration
                ------------------
statements filed on or before January 19, 2001, if at any time the Company shall propose to register shares of Common Stock under the Securities Act (other than an existing or proposed registration statement as disclosed in the Purchase Agreement, or in a registration statement on Form S-3 relating to sales of securities to participants in a Company dividend reinvestment plan, or Form S-4 or S-8 or any successor form or in connection with an acquisition or exchange offer or an offering of securities solely to the existing shareholders or employees of the Company) (each, a "Piggyback Registration"), the Company (i)
                                    ----------------------
will give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and (ii) subject to Section 3(b) and the other terms of this Agreement, will include in such registration all Registrable Securities which are permitted under applicable securities laws to be included in the form of registration statement selected by the Company and with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice. The Holders will be permitted to withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

          (b)   Priority on Piggyback Registrations. If a Piggyback Registration
                -----------------------------------
is to be an underwritten offering, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

          (i)   first, the securities the Company proposes to sell;

          (ii) second, the Registrable Securities requested to be included in such registration by the Holders and any securities requested to be included in such registration by any other Person, other than Persons having a lower priority of registration than the Holders, pro rata among
                                                               --- ----
     the Holders of such Registrable Securities and such other Persons, on the basis of the number of securities requested to be included in such registration by each of such Holders and such other Persons; and

          (iii) thereafter, other securities requested to be included in such registration, as determined by the Company.

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

          The Holders of any Registrable Securities included in such an underwritten offering will execute an underwriting agreement in customary form and in form and substance satisfactory to the managing underwriters.

          (c)  Right to Terminate Registration. If at any time after giving
               -------------------------------
written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

          (d)  Selection of Underwriters. The Company will have the right to
               -------------------------
select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration, subject to the approval of the holders of a majority of the Registrable Securities, which approval will not be unreasonably withheld, delayed or conditioned.

     4.   Expenses of Registration.
          ------------------------

          Except as otherwise provided herein or as may otherwise be prohibited by applicable law, all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 hereof shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders of Registrable Securities shall be borne by such Holders pro rata according to their relative ownership percentages of such securities.

     5.   Holdback Agreements.
          -------------------

          (a) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10-day period prior to, and during the 90-day period following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registration statements on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use all reasonable efforts to cause its officers and directors and each holder of at least 5% (on a fully-diluted basis) of its outstanding shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          (b) Each Holder agrees, if requested by the managing underwriters in an underwritten offering of Common Stock or securities convertible for Common Stock of the Company (including without limitation the Company's initial public offering of Common Stock), not to effect any offer, sale, distribution or transfer, including a sale pursuant to Rule 144

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(or any similar provision then effect) under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 180-day period in the case of the Company's initial public offering or a 90-day period in the case of any other offering of Common Stock (or, in each case, such shorter period as may be agreed to in writing by the Company and the Holders of at least 50% of the Registrable Securities) following, the effective date of such Registration Statement; provided, however, that no Holder
                                               --------  -------
shall be required to enter into more than one such agreement in any 12-month period.

     6.   Registration Procedures.
          -----------------------

          Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:
          (a) subject to Section 2(c) hereof, prepare and file with the Commission a registration statement on any appropriate form for which the Company qualifies with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any
      --------
     amendments or supplements thereto, the Company will (i) furnish to the counsel selected by the selling Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify each Holder of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

          (b) subject to Section 2(c) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to keep such registration statement effective for a period equal to the shorter of (i) six months and (ii) the time by which all securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use all reasonable efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will
                                                  --------
     not be required to (i) qualify generally to do business in any jurisdiction where it would not

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     otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction or (iii) take any action that would subject it to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, that the Company shall not be
                             --------  -------
     required to amend the registration statement or supplement the Prospectus for a period of up to six months if the board of directors determines in good faith that to do so would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the board of directors determines in good faith the disclosure of which would be detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision. Upon receipt of any notice pursuant to this Section 6(e), the Holders shall suspend all offers and sales of securities of the Company and all use of any prospectus until advised by the Company that offers and sales may resume, and shall keep confidential the fact and content of any notice given by the Company pursuant to this Section 6(e);

          (f) cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (i) make available for inspection by a representative of the Holders of Registrable Securities included in the registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Common Stock included in such registration statement for sale in any jurisdiction, use all reasonable efforts promptly to obtain the withdrawal of such order; and

          (l) if the registration is an underwritten offering, use all reasonable efforts to obtain a so-called "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

     7.   Obligations of Holders.
          ----------------------

          Whenever the Holders of Registrable Securities sell any Registrable Securities pursuant to a Demand Registration or a Piggyback Registration, such Holders shall be obligated to comply with the applicable provisions of the Securities Act, including the prospectus delivery requirements thereunder, and any applicable state securities or blue sky laws. In addition, each Holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice described in Section 6(e), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(e), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus.

     8.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify, to the fullest extent permitted by applicable law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened (collectively, "Claims") to which each such indemnified
                                        ------
party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein, by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same or by such Holder's failure to comply with applicable securities laws. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

          (b) In connection with any registration statements in which a Holder of Registrable Securities is participating, each such Holder will, to the fullest extent permitted by applicable law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of
(i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any failure to comply with applicable securities laws; provided that with respect to a Claim
                                           --------
arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in the written information such Holder provided to the Company pursuant to Section 11 hereof; provided, further, that the obligation to
                                       --------  -------
indemnify will be individual to each Holder and will be limited to the amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and (b), unless and then only to the extent that, the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party's reasonable judgment, based on written advice of counsel, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party's written consent (but such consent will not be unreasonably withheld, delayed or conditioned). Furthermore, the indemnifying party shall not, except with the prior written approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect of such claim or litigation without any payment or consideration provided by each such indemnified party.

          (e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any Claims, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect not only the relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement from the sale of shares pursuant to the registered offering of securities for which indemnity is sought but also the relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the misstatement or omission which resulted in such Claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be deemed to be based on the relative relationship of the total net proceeds from the offering (before deducting expenses) to the Company, the total underwriting commissions and fees from the offering (before deducting expenses) to the underwriters and the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in
                                                              --------
no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of the Registrable Securities.

     9.   Participation in Underwritten Registrations.
          -------------------------------------------

          No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holder or Holders entitled hereunder to approve such arrangements, (b) as expeditiously as possible notifies the Company of the occurrence of any event as a result of which any prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     10.  Transfer of Registration Rights.
          -------------------------------

          The rights granted to any Holder under this Agreement may be assigned to any permitted transferee of Registrable Securities, in connection with any transfer or assignment of Registrable Securities by a Holder; provided, however,
                                                              --------  -------
that: (a) such transfer is otherwise effected in accordance with applicable securities laws, (b) such transfer is permitted by the Purchase Agreement, (c) if not already a party hereto, the assignee or transferee agrees in writing prior to such transfer to be bound by the provisions of this Agreement applicable to the transferor and (d) EIS shall act as agent and representative for such Holder for the giving and receiving of notices hereunder.

     11.  Information by Holder.
          ---------------------

          Each Holder shall furnish to the Company such written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and shall promptly notify the Company of any changes in such information.

     12.  Exchange Act Compliance.
          -----------------------

          The Company shall comply with all of the reporting requirements of the Exchange Act then applicable to it, if any, and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     13.  Termination of Registration Rights.
          ----------------------------------

          All registration rights and obligations (including, without limitation, under Section 5) under this Agreement shall terminate and be of no further force and effect, as to any particular Holder, at such time as all Registrable Securities held by such Holder are eligible to be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) promulgated thereunder or have been resold pursuant to a registration statement hereunder.

     14.  Miscellaneous.
          -------------

          (a)  No Inconsistent Agreements. The Company will not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement without the prior written consent of a majority in interest of such Registrable Securities.

          (b)  Remedies. Any Person having rights under any provision of this
               --------
Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided, however, that in no
                                               --------  -------
event shall any Holder have the right to enjoin, delay or interfere with any offering of securities by the Company.

          (c)  Amendments and Waivers. Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Holders of at least 50% of the Registrable Securities; provided, however, that without the prior written consent of all the
            --------  -------
Holders, no such amendment or waiver shall reduce the foregoing percentage required to amend or waive any provision of this Agreement.

          (d)  Successors and Assigns. This Agreement and all of the provisions
               ----------------------
hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement may be transferred by EIS, EPIL and their permitted assigns and transferees to their respective affiliates and subsidiaries, as well as any special purpose financing or similar vehicle established by EIS or EPIL. Other than as set forth above, no party shall transfer or assign this Agreement without the prior written consent of the other party, which will not be unreasonably withheld, delayed or conditioned. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any permitted transferee of Registrable Securities, in accordance with Section 10 hereof.

          (e)  Severability. In case any provision of this Agreement shall be
               ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

          (f)  Counterparts and Facsimile. This Agreement may be executed in any
               --------------------------
number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.

          (g)  Descriptive Headings. The section and paragraph headings
               --------------------
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h)  Governing Law; Disputes. This Agreement shall be governed by and
               -----------------------
construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws. Any dispute under this Agreement that is not settled by mutual consent may be finally adjudicated by any federal or state court sitting in the City, County and State of New York, and each party consents to the non-exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute. Nothing contained in this Section shall prevent the adjudication of any dispute under this Agreement by any other state or federal court, regardless of location, so long as such court has jurisdiction and is located in a proper venue.

          (i)     Notices. All notices, demands and requests of any kind to be
                  -------
delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission, addressed as follows:

          (i)     if to the Company, to:

                  Incara Pharmaceuticals Corporation
                  Post Office Box 14287
                  3200 East Highway 54
                  Cape Fear Building, Suite 300
                  Research Triangle Park, North Carolina 27709
                  Attention: Chief Executive Officer
                  Facsimile: (919) 544-1245

                  with a copy to:

                  Wyrick Robbins Yates & Ponton LLP
                  4101 Lake Boone Trail
                  Suite 300
                  Raleigh, North Carolina 27607
                  Attention: Larry Robbins
                  Facsimile: (919) 781-4865

          (ii)(a) if to EIS, to:

                  Elan International Services, Ltd.
                  102 St. James Court
                  Flatts, Smiths Parish
                  Bermuda FL 04
                  Attention: Chief Executive Officer
                  Facsimile: (441) 292-2224

              (b) if to EPIL, to:

                  Elan Pharma International Limited
                  Wil House
                  Shannon Business Park
                  Shannon, Co. Clare
                  Ireland
                  Attention: Secretary
                  Facsimile: 011-353-61-362097

          with a copy, in the case of (a) or (b) above, to:

                  Brock Silverstein LLC
                  800Third Avenue

               21/st/ Floor
               New York, NY 10022
               Attention: Kim E. Lefkowitz
               Facsimile: (212) 371-5500

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 14(i). Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, on the date of telephone confirmation of receipt.

          (j)  Entire Agreement. This Agreement constitutes the full and entire
               ----------------
understanding and agreement of the parties with regard to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.


                           [Signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                               INCARA PHARMACEUTICALS CORPORATION

                               By: /s/ Clayton I. Duncan
                                   --------------------------------------------

                                   Name:  Clayton I. Duncan
                                   Title: President and Chief Executive Officer


                                   ELAN INTERNATIONAL SERVICES, LTD.


                               By: /s/ Kevin Insley
                                   --------------------------------------------
                                   Name:  Kevin Insley
                                   Title: President and Chief Financial Officer


                               ELAN PHARMA INTERNATIONAL LIMITED


                               By: /s/ Kevin Insley
                                   --------------------------------------------
                                   Name:  Kevin Insley
                                   Title: Authorized Signatory

                                       1